AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT is made effective as of the 24th day of September, 2007.

AMONG:

KEVIN B. EPP, of 1049 Shavington Street, North
Vancouver, BC V7L 1K7

("Principal Shareholder")

OF THE FIRST PART

AND:

ROYAL MINES INC.,
a Nevada corporation with its principal office at
2215 Lucerne Circle, Henderson, NV 89014

(“Royal Mines")

OF THE SECOND PART

AND:

CENTRUS VENTURES INC.,
a Nevada corporation with its principal office at 810
Peace Portal Drive, Suite 200, Blaine, WA 98230

(“Centrus")

OF THE THIRD PART

AND:

ROYAL MINES ACQUISITION CORP.,
a Nevada corporation with its registered office at
8275 S. Eastern Avenue, Suite 200, Las Vegas, NV
89123

(“Centrus Sub")

OF THE FOURTH PART

WHEREAS:

A.                Kevin B. Epp (the “Principal Shareholder”) is the controlling shareholder of Centrus;

B.                The Boards of Directors of each of Centrus, Centrus Sub and Royal Mines deem it desirable and in the best interests of their respective shareholders that Royal Mines be merged with and into Centrus Sub with Centrus Sub as the surviving corporation (the “Merger”) on the terms and subject to the conditions of this Agreement;

C.                The Boards of Directors of each of Centrus, Centrus Sub and Royal Mines have approved and adopted this Agreement;

D.                Centrus Sub is a wholly-owned subsidiary of Centrus and Centrus Sub joins in the execution of this Agreement in order to provide certain representations, warranties and covenants to Royal Mines;

E.                Centrus, as the sole shareholder of Centrus Sub, has approved the Merger; and

F.                The Principal Shareholder joins in the execution of this Agreement in order to provide certain covenants in respect of cancellation of his share position.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00 paid by Royal Mines to the Principal Shareholder and to Centrus, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

ARTICLE 1.
DEFINITIONS

1.1	Definitions. The following terms have the respective meanings specified in this Article, unless the context indicates otherwise.

(a)	"Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement;

(b)	"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

(c)	"GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(d)	"SEC" shall mean the United States Securities and Exchange Commission;

(e)	"Securities Act" shall mean the United States Securities Act of 1933, as amended;

(f)

"Taxes" shall include federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments;

1.2	Schedules. The following schedules are attached to and form part of this Agreement:

Schedule	Description
2.1	Articles of Merger
2.9A	Certificate of Non-U.S. Shareholder
2.9B	Certificate of U.S. Shareholder
3.3	Royal Mines Obligations to Issue Shares
3.4	Proposed Acquisition
3.9	Financial Statements of Royal Mines
3.10	Liabilities of Royal Mines
3.14	Employment and Consulting Agreements of Royal Mines
3.15	Intellectual Property of Royal Mines
3.16	Real Property of Royal Mines
3.17	Material Contracts of Royal Mines

               1.3                Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2.
THE MERGER

               2.1                The Merger. At the Effective Time (as defined in Section 2.3 below), Royal Mines will be merged with and into Centrus Sub in accordance with this Agreement, the Articles of Merger substantially in the form of Schedule 2.1 attached to this Agreement (the “Articles of Merger”), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the “Nevada Law”). Following the Merger, Centrus Sub will continue as the surviving corporation (the “Surviving Corporation”) and the separate existence of Royal Mines will cease, except insofar as it may be continued by Nevada Law.

               2.2                Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 9, the parties to this Agreement will hold a closing (the “Closing”) for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will take place at the offices of the lawyers for Centrus. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Royal Mines, Centrus and Centrus Sub, provided such undertakings are satisfactory to each party’s respective legal counsel. The date on which the Closing actually occurs is referred to as the “Closing Date.” At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before October 8, 2007 unless such date is extended by the mutual agreement of the parties.

               2.3                Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed as soon as practicable on or after the Closing Date.

               2.4                Effect of the Merger. The Merger will have the effect set forth in Section 92A.250 of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Centrus Sub and Royal Mines will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Centrus Sub and Royal Mines will become the debts, liabilities and duties of the Surviving Corporation. As a result or the Merger, the Surviving Corporation will be the wholly-owned subsidiary of Centrus.

               2.5                Certificate of Incorporation; Bylaws.

                                   (a)                The certificate of incorporation of Centrus Sub as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

                                   (b)                At the Effective Time, the bylaws of Centrus Sub, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

               2.6                Directors and Officers. The director and officer of the Surviving Corporation after the Effective Time will be William Charles Tao. Centrus, as the sole shareholder of Centrus Sub, by approving the Merger has approved this individual as the director of the Surviving Corporation and will take any further action in order to ensure the proper appointment of such director to the board of directors of the Surviving Corporation.

               2.7                Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Centrus Sub or Royal Mines, the officers and directors, or the former officers and directors, as the case may be, of Centrus, Centrus Sub and Royal Mines and the Surviving Corporation will take all such necessary action.

               2.8                Merger Consideration. Each share of Royal Mines common stock, par value $0.001 per share (“Royal Mines Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.10) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Centrus Common Stock (as defined in Section 5.3) . All certificates representing the shares of Centrus Common Stock issued on effectiveness of the Merger will be endorsed with the following legend pursuant to the Securities Act in order to reflect that the fact that the shares of Centrus Common Stock will be issued to the shareholders of Royal Mines pursuant to exemptions or safe harbours from the registration requirements of the Securities Act:

For holders of Royal Mines Common Stock resident in the United States:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

For holders of Royal Mines Common Stock resident outside the United States:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

               2.9                Stock Certificate Conversion Procedure. After the Effective Time, each holder of Royal Mines Common Stock will be entitled to exchange his, her, or its certificate representing the Royal Mines Common Stock (“Royal Mines Stock Certificate”) for a certificate representing the number of shares of Centrus Common Stock into which the number of shares of Royal Mines Common Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.8 of this Agreement. Each holder of Royal Mines Common Stock may exchange his, her or its Royal Mines Stock Certificate by delivering such Royal Mines Stock Certificate to Centrus duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Centrus Common Stock to the holder thereof together with: (i) a Regulation S Investment Letter (if such holder is resident outside of the United States), a copy of which is attached hereto in Schedule 2.9A, or (ii) a Regulation D Investment Letter (if such holder is resident in the United States), a copy of which is attached hereto in Schedule 2.9B. Until surrendered as contemplated by this

Section 2.9, each Royal Mines Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Centrus Common Stock certificates representing the number of whole shares of Centrus Common Stock into which the shares of Royal Mines Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Royal Mines Stock Certificates, Centrus will cause the issuance of the number of shares of Centrus Common Stock as converted pursuant to Section 2.8 of this Agreement.

               2.10                Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Royal Mines Common Stock (the “Dissenting Shares”) that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Sections 92A.300 to 92A.500 of Nevada Law (the “Dissenting Stockholders”) will not be converted into or be exchangeable for the right to receive Centrus Common Stock, unless and until such holders have failed to perfect or have effectively withdrawn or lost their rights to appraisal under Nevada Law. Royal Mines will give Centrus (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Royal Mines Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to Nevada Law and received by Royal Mines relating to stockholders' rights of appraisal, and (ii) will keep Centrus informed of the status of all negotiations and proceedings with respect to demands for appraisal under Nevada Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Royal Mines Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Centrus Common Stock pursuant to Section 2.8 of this Agreement.

               2.11                No Further Ownership Rights in Royal Mines Common Stock. The promise to exchange the Royal Mines Common Stock for shares of Centrus Common Stock in accordance with the terms of this Agreement will be deemed to have been given in full satisfaction of all rights pertaining to the Royal Mines Common Stock, and there will be no further registration of transfers on the stock transfer books of Royal Mines of the shares of Royal Mines Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Royal Mines Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Royal Mines Common Stock, except as otherwise provided in this Agreement or by law.

               2.12                Distributions with Respect to Unsurrendered Royal Mines Common Stock. No dividends or other distributions by Centrus with a record date after the Effective Time will be paid to the holder of any unsurrendered Royal Mines Stock Certificate until the surrender of such Royal Mines Stock Certificate in accordance with Section 2.9 of this Agreement. Following surrender of any such Royal Mines Stock Certificate, Centrus will pay to the holder of the Centrus Common Stock certificate issued in exchange the Royal Mines Stock Certificate, without interest, (i) at the time of such surrender, the amount of any dividends or other distributions with a record date after the Effective Time and paid before the time of such surrender with respect to such Centrus Common Stock which such holder is entitled pursuant to Section 2.8 of this Agreement, and (ii) at the appropriate payment date, the amount of any dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Centrus Common Stock.

               2.13                No Liability. Neither Centrus, Centrus Sub, nor the Surviving Corporation will be liable to any person in respect of shares of Royal Mines Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any Royal Mines Stock Certificate has not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Royal Mines Stock Certificate, or any dividends or distributions payable to the holder of such Royal Mines Stock Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Centrus Common Stock, dividends or distributions in respect of such Royal Mines Stock Certificate will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate

               2.14                Lost, Stolen or Destroyed Certificates. If any certificate representing Royal Mines Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Centrus, the posting by such person of a bond in such reasonable amount as Centrus may direct as indemnity against any claim that may be made against it with respect to such certificate, Centrus will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Centrus Common Stock deliverable in respect thereof, pursuant to Section 2.8 of this Agreement.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF
ROYAL MINES

               Royal Mines represents and warrants to Centrus and Centrus Sub, and acknowledges that Centrus and Centrus Sub are relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Centrus or Centrus Sub, as follows:

               3.1                Organization and Good Standing. Royal Mines is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Royal Mines is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Royal Mines taken as a whole.

               3.2                Authority. Royal Mines has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Royal Mines Merger Documents”) to be signed by Royal Mines and to perform its obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Royal Mines Merger Documents by Royal Mines and the consummation of the Merger contemplated thereby have been duly authorized by its Board of Directors. No other corporate or shareholder proceedings on the part of Royal Mines are necessary to authorize such documents or to consummate the Merger contemplated thereby other than the approval of the shareholders of Royal Mines of the Merger. This Agreement has been, and the other Royal Mines Merger Documents when executed and delivered by Royal Mines as contemplated by this Agreement will be, duly executed and delivered by Royal Mines and this Agreement is, and the other Royal Mines Merger Documents when executed and delivered by Royal Mines as contemplated hereby will be, the valid and binding obligation of Royal Mines enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

               3.3                Capitalization of Royal Mines. The entire authorized capital stock and other equity securities of Royal Mines consists of an aggregate of 200,000,000 shares comprised of 100,000,000 shares of common stock, par value $0.001 per share (“Royal Mines Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share. There are 32,183,326 shares of Royal Mines Common Stock and no shares of preferred stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Royal Mines Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as set out in Schedule 3.3, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Royal Mines to issue any additional shares of Royal Mines Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Royal Mines any shares of Royal Mines Common Stock. There are no agreements purporting to restrict the transfer of the Royal Mines Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Royal Mines Common Stock.

               3.4                No Subsidiaries. Royal Mines does not have any subsidiaries other than Royal Reclamation And Mining LLC, or agreements of any nature to acquire any subsidiary or, except as disclosed in Schedule 3.4, to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Centrus.

               3.5                Non-contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Merger, will:

                                    (1) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Royal Mines under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Royal Mines, or any of its respective property or assets;

                                     (2) violate any provision of the articles of incorporation or bylaws of Royal Mines; or

                                     (3) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Royal Mines or any of its respective property or assets.

               3.6                Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Royal Mines or the Principal Shareholder, threatened against Royal Mines or which involves any of the business, or the properties or assets of Royal Mines that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Royal Mines taken as a whole (a “Royal Mines Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Royal Mines Material Adverse Effect.

               3.7                Compliance.

                                   (a)                Royal Mines is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Royal Mines;

                                   (b)                Royal Mines is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Royal Mines Material Adverse Effect;

                                   (c)                Royal Mines has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Royal Mines, threatened, and none of them will be adversely affected by the consummation of the Merger contemplated hereby; and

                                   (d)                Royal Mines has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Royal Mines has not received any notice of any violation thereof, nor is Royal Mines aware of any valid basis therefore.

               3.8                Filings, Consents and Approvals. Other than the approval of holders owning a majority of the Royal Mines Common Stock, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Royal Mines of the Merger contemplated by this Agreement or to enable Centrus to continue to conduct Royal Mines’s business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

               3.9                Financial Representations. Attached to this Agreement as Schedule 3.9 are true, correct, and complete copies of unaudited balance sheets for Royal Mines dated as of April 30, 2007, together with related statements of operations and deficit, statements of shareholders’ deficiency (equity), for the periods then ended (collectively, the “Financial Statements”). The Financial Statements (a) are in accordance with the books and records of Royal Mines, (b) present fairly the financial condition of Royal Mines as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. Royal Mines has not received any advice or notification from its independent certified public accountants that Royal Mines has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Financial Statements or the books and records of Royal Mines, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Royal Mines accurately and fairly reflect, in reasonable detail, the Merger, assets, and liabilities of Royal Mines. Royal Mines has not engaged in any transaction, maintained any bank account, or used any funds of Royal Mines, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Royal Mines.

               3.10                Undisclosed Liabilities. Except as set forth in Schedule 3.10, Royal Mines has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

                                   (a)                are not set forth in the Financial Statements or have not heretofore been paid or discharged;

                                   (b)                did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

                                   (c)                have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Financial Statements.

               For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

               3.11                Tax Matters.

                                   (a)                As of the date hereof, (i) Royal Mines has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

                                   (b)                Royal Mines has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable, except for any Taxes the nonpayment of which will not have a Royal Mines Material Adverse Effect.

                                   (c)                Royal Mines is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

                                   (d)                All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

3.12 Changes. Since April 30, 2007, Royal Mines has not:

                                   (a)                incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

                                   (b)                sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Royal Mines if the closing had been held on April 30, 2007 or on any date since then, except for ordinary course of business transactions consistent with past practice;

                                   (c)                created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Royal Mines to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

                                   (d)                made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

                                   (e)                declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

                                   (f)                suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

                                   (g)                suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

                                   (h)                received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

                                   (i)                made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $50,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

                                   (j)                other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

                                   (k)               changed any of the accounting principles followed or the methods of applying such principles;

                                   (l)               entered into any transaction other than in the ordinary course of business consistent with past practice; or

                                   (m)               agreed, whether in writing or orally, to do any of the foregoing.

               3.13                Personal Property. Royal Mines does not own or lease any furniture, fixtures or other tangible personal property.

               3.14                Employees and Consultants. All employees and consultants of Royal Mines have been paid all salaries, wages, income and any other sum due and owing to them by Royal Mines as at the end of the most recent completed pay period. Royal Mines is not aware of any labor conflict with any of Royal Mines employees that might reasonably be expected to have a Royal Mines Material Adverse Effect. Except as disclosed in Schedule 3.14, Royal Mines has not entered into any written contracts of employment or material consulting agreements. All amounts required to be withheld by Royal Mines from employees’ salaries or wages and paid to any governmental or taxing authority have been so withheld and paid. No employee of Royal Mines is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Royal Mines or any other nature of the business conducted or to be conducted by Royal Mines or the Surviving Corporation.

               3.15                Intellectual Property. Royal Mines owns the intellectual property described in Schedule 3.15.

               3.16                Real Property. Except as described in Schedule 3.16, Royal Mines does not lease or own any real property.

               3.17                Material Contracts and Transactions. Schedule 3.17 contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Royal Mines is a party (collectively, the “Contracts”).

(a)	Except as listed on Schedule 3.17, Royal Mines is not a party to any written or oral:

	(1)	agreement for the purchase, sale or lease of any capital assets, or continuing contracts for the purchase or lease of any materials, supplies, equipment, real property or services;

	(2)	agreement regarding, sales agency, distributorship, or the payment of commissions;

	(3)	except as listed on Schedule 3.14, agreement for the employment or consultancy of any person or entity;

(4)

note, debenture, bond, trust agreement, letter of credit agreement loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

(5)	agreement, contract, or commitment for any charitable or political contribution;

(6)

agreement, contract, or commitment limiting or restraining Royal Mines, their business or any successor thereto from engaging or competing in any manner or in any business or from hiring any employees, nor is any employee of Royal Mines subject to any such agreement, contract, or commitment;

(7)	material agreement, contract, or commitment not made in the ordinary course of business;

(8)	except as disclosed in Schedule 3.4, agreement establishing or providing for any joint venture, partnership, or similar arrangement with any other person or entity;

(9)	agreement, contract or understanding containing a “change in control,” or similar provision; or

(10)	power of attorney or similar authority to act.

               (b)                Each Contract is in full force and effect, and there exists no material breach or violation of or default by Royal Mines under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Royal Mines. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Merger contemplated by this Agreement. Except as listed on Schedule 3.17, there exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Centrus.

               3.18                Certain Transactions. Royal Mines is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever and Royal Mines is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

               3.19                No Brokers. Royal Mines has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which Centrus would be responsible.

               3.20                Minute Books. The minute books of Royal Mines provided to Centrus contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

               3.21                Completeness of Disclosure. No representation or warranty by Royal Mines in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Centrus pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 4.
COVENANTS, REPRESENTATIONS AND WARRANTIES
OF THE PRINCIPAL SHAREHOLDER

The Principal Shareholder covenants with and represents and warrants to Royal Mines as follows, and acknowledges that Royal Mines is relying upon such covenants, representations and warranties in connection with the merger of Royal Mines with Centrus Sub, as follows:

               4.1                The Principal Shareholder is the legal and beneficial owner of 25,500,000 shares of common stock of Centrus.

               4.2                No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Principal Shareholder of any of the shares of Centrus held by the Principal Shareholder.

               4.3                This Agreement has been duly authorized, validly executed and delivered by the Principal Shareholder.

ARTICLE 5.
REPRESENTATIONS AND WARRANTIES
OF CENTRUS

               Centrus and Centrus Sub jointly and severally represent and warrant to Royal Mines and acknowledge that Royal Mines is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Royal Mines, as follows:

               5.1                Organization and Good Standing. Centrus and Centrus Sub are each duly organized, validly existing and in good standing under the laws of Nevada and have all requisite corporate power and authority to own, lease and to carry on its respective businesses as now being conducted. Centrus is duly qualified to do business and is in good standing as foreign corporations in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Centrus. Centrus Sub has not carried on any business or acquired any assets or incurred any liabilities since its incorporation, other than by reason of execution of this Agreement.

               5.2                Authority. Centrus and Centrus Sub have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Centrus Merger Documents”) to be signed by Centrus and Centrus Sub and to perform their obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Centrus Merger Documents by Centrus and Centrus Sub and the consummation by Centrus and Centrus Sub of the Merger contemplated thereby have been duly authorized by their respective Board of Directors and no other corporate or shareholder proceedings on the part of Centrus or Centrus Sub are necessary to authorize such documents or to consummate the Merger contemplated thereby. This Agreement has been, and the other Centrus Merger Documents when executed and delivered by Centrus and Centrus Sub as contemplated by this Agreement will be, duly executed and delivered by Centrus and Centrus Sub and this Agreement is, and the other Centrus Merger Documents when executed and delivered by Centrus and Centrus Sub, as contemplated hereby will be, the valid and binding obligations of Centrus and Centrus Sub enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

               5.3                Capitalization of Centrus. The entire authorized capital stock of Centrus consists of an aggregate of 400,000,000 shares comprised of 300,000,000 shares of common stock, par value $0.001 (the “Centrus Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share. There are 37,468,926 shares of Centrus Common Stock and no shares of preferred stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Centrus Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Centrus to issue any additional shares of Centrus Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Centrus any shares of Centrus Common Stock. There are no agreements purporting to restrict the transfer of the Centrus Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Centrus Common Stock.

               5.4                Capitalization of Centrus Sub. The entire authorized capital stock and other equity securities of Centrus Sub (“Centrus Sub Stock”) consists of 75,000,000 shares of common stock, par value $0.001 per share. There are 1,000 shares of Centrus Sub Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Centrus Sub Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Centrus Sub to issue any additional shares of Centrus Sub Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Centrus any shares of Centrus Sub Stock. There are no agreements purporting to restrict the transfer of the Centrus Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Centrus Common Stock.

               5.5                Validity of Centrus Common Stock Issuable upon the Merger. The shares of Centrus Common Stock to be issued upon consummation of the Merger in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

               5.6                Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Centrus or Centrus Sub, threatened against Centrus or Centrus Sub which involves any of the business, or the properties or assets of Centrus or Centrus Sub that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Centrus or Centrus Sub taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

               5.7                SEC Filings. Centrus has furnished or made available to Royal Mines a true and complete copy of each report, schedule, registration statement and proxy statement filed by Centrus with the SEC since the inception of Centrus (as such documents have since the time of their filing been amended, the "Centrus SEC Documents"). Centrus has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, Centrus SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Centrus SEC Documents, and none of Centrus SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               5.8                Financial Representations. Included with the Centrus SEC Documents are true, correct, and complete copies of audited balance sheets for Centrus dated as of April 30, 2007 and 2006, together with related statements of income, cash flows, and changes in shareholder's equity for the periods then ended (collectively, the “Centrus Financial Statements”). The Centrus Financial Statements (a) are in accordance with the books and records of Centrus, (b) present fairly the financial condition of Centrus as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. Centrus has not received any advice or notification from its independent certified public accountants that Centrus has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Centrus Financial Statements or the books and records of Centrus, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Centrus accurately and fairly reflect, in reasonable detail, the Merger, assets, and liabilities of Centrus. Centrus has not engaged in any transaction, maintained any bank account, or used any funds of Centrus, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Centrus. Centrus Sub has not carried on any business, entered into any agreements or incurred any liabilities since its incorporation, other than as expressly contemplated by this Agreement.

               5.9                Undisclosed Liabilities. Centrus has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

                              (a)                are not set forth in the Centrus Financial Statements or have not heretofore been paid or discharged;

                              (b)                did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

                              (c)                have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Centrus Financial Statements.

               For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

               5.10                Certain Changes or Events. Except as and to the extent disclosed in the Centrus SEC Documents, there has not been (a) a material adverse effect to the business, operations or financial conditions of Centrus, or (b) any significant change by Centrus in its accounting methods, principles or practices.

               5.11                Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Centrus and Centrus Sub of the Merger contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

               5.12                Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Centrus or Centrus Sub, except as disclosed in the Centrus SEC Documents.

               5.13                Employees and Consultants. Neither Centrus nor Centrus Sub have any employees or consultants, except as disclosed in the Centrus SEC Documents.

               5.14                Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Centrus or Centrus Sub is a party except as disclosed in the Centrus SEC Documents.

               5.15                No Brokers. Neither Centrus nor Centrus Sub has incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which Royal Mines would be responsible.

               5.16                Minute Books. The minute books of Centrus provided to Royal Mines contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

               5.17                Completeness of Disclosure. No representation or warranty by Centrus or Centrus Sub in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Royal Mines pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 6.
CLOSING CONDITIONS

               6.1                Conditions Precedent to Closing by Centrus and Centrus Sub. The obligations of Centrus and Centrus Sub to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless any such condition is waived Centrus and Centrus Sub at the Closing. The Closing of the Merger contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Centrus and Centrus Sub and may be waived by Centrus and Centrus Sub in their discretion.

                              (a)                Representations and Warranties. The representations and warranties of Royal Mines set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Royal Mines will have delivered to Centrus a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Royal Mines in this Agreement are true and correct.

                              (b)                Performance. All of the covenants and obligations that Royal Mines is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

                              (c)                Merger Documents. This Agreement and all other Royal Mines Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Centrus or Centrus Sub, will have been executed and delivered to Centrus and Centrus Sub.

                              (d)                Secretary's Certificate – Royal Mines. Centrus will have received a certificate of the Secretary of Royal Mines attaching (i) a copy of Royal Mines's articles of incorporation and bylaws, as amended through the Closing Date certified by the Nevada Secretary of State; (ii) certified copies of resolutions duly adopted by the Board of Directors of Royal Mines and the Royal Mines Stockholders approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (iii) a certificate as to the incumbency and signatures of the officers of Royal Mines executing this Agreement and the Merger Documents executed on the Closing Date as contemplated by this Agreement.

                              (e)                Supplement to Schedules. Any additional disclosures of Royal Mines made pursuant to Section 7.4 of this Agreement will be acceptable to Centrus and Centrus Sub in their sole discretion.

                              (f)                Third Party Consents. Royal Mines will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Centrus.

                              (g)                No Material Adverse Change. No Royal Mines Material Adverse Effect will have occurred since the date of this Agreement.

                              (h)                No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the Merger contemplated by this Agreement, or (ii) cause the Merger to be rescinded following consummation.

                              (i)                Due Diligence Review. Centrus and Centrus Sub will be reasonably satisfied in all respects with their due diligence investigation and review of Royal Mines.

                              (j)                Compliance with Securities Laws. Centrus will have received evidence satisfactory to Centrus that all shares of Centrus Common Stock issuable in the Merger will be issuable without registration pursuant to the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act provided by Rule 506 of Regulation D or in reliance on the safe harbour from the registration requirements of the Securities Act provided by Regulation S. In order to establish the availability of an exemption or safe harbour from the registration requirements of the Securities Act for each issuance of Centrus Common Stock to each shareholder of Royal Mines, Royal Mines will deliver to Centrus on Closing investment representation letters executed by each shareholder of Royal Mines, other than Dissenting Shareholders as contemplated below:

                                             (i)                each shareholder of Royal Mines who is not a U.S. Person and who otherwise satisfies the eligibility requirements for issuance of Centrus Common Stock in accordance with Rule 903 of Regulation S of the Securities Act will deliver the Regulation S Investment Letter in a form reasonably acceptable to legal counsel for Centrus and for Royal Mines; and

                                             (ii)                each shareholder of Royal Mines resident in the United States will deliver the Regulation D Investment Letter in a form reasonably acceptable to legal counsel for Centrus and for Royal Mines.

                              (k) Delivery of Financial Statements. Royal Mines will have delivered to Centrus such financial statements as, in the opinion of the auditors for Centrus, are required to permit Centrus to make the necessary filings under the Exchange Act in connection with the Merger.

                              (l) Exercise of Appraisal Rights. The holders of no more than two (2%) percent of the issued and outstanding shares of Royal Mines Common Stock will have exercised appraisal rights under Nevada Law as Dissenting Shareholders. Royal Mines and Centrus will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Shareholder to Centrus Sub's satisfaction.

               6.2                Conditions Precedent to Closing by Royal Mines. The obligation of Royal Mines to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Royal Mines at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Royal Mines and may be waived by Royal Mines in its discretion.

                              (a)                Representations and Warranties. The representations and warranties of Centrus and Centrus Sub and the Principal Shareholder set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Centrus and Centrus Sub will have delivered to Royal Mines a certificate dated the Closing Date, to the effect that the representations and warranties made by Centrus and Centrus Sub in this Agreement are true and correct.

                              (b)                Performance. All of the covenants and obligations that Centrus and Centrus Sub are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Centrus and Centrus Sub must have delivered each of the documents required to be delivered by them pursuant to this Agreement.

                              (c)                Merger Documents. This Agreement and all Centrus Merger Documents, all in form and substance reasonably satisfactory to Royal Mines, will have been executed and delivered by Centrus and Centrus Sub, as applicable.

                              (d)                Secretary's Certificate - Centrus. Royal Mines will have received a certificate of the Secretary of Centrus attaching (a) a copy of Centrus’s certificate of incorporation, as amended through the Closing Date certified by the Secretary of State of the State of Nevada; (b) a true and correct copy of Centrus’s bylaws, as amended; (c) certified copies of resolutions duly adopted by the Board of Directors of Centrus and the sole stockholder of Centrus Sub, approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (d) a certificate as to the incumbency and signatures of the officers of Centrus executing this Agreement and the Merger Documents executed by Centrus on the Closing Date as contemplated by this Agreement.

                              (e)                Exercise of Appraisal Rights. The holders of no more than two (2%) percent of the issued and outstanding shares of Royal Mines Common Stock will have exercised appraisal rights under Nevada Law as Dissenting Shareholders. Royal Mines and Centrus will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Shareholder to Royal Mines's satisfaction.

                              (f)                Supplement to Schedules. Any additional disclosures of Centrus made pursuant to Section 7.4 of this Agreement will be acceptable to Royal Mines in its sole discretion.

                              (g)                Third Party Consents. Centrus and Centrus Sub will have obtained duly executed copies of all third-party consents and approvals contemplated by the Merger documents, in form and substance reasonably satisfactory to Royal Mines.

                              (h)                No Material Adverse. No event will have occurred since the date of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Centrus and Centrus Sub taken as a whole.

                              (i)                No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the Merger contemplated by this Agreement; or (ii) cause the Merger to be rescinded following consummation.

                              (j)                Schedule 14F Filing. Centrus will have made the filing required by Paragraph 7.10.

                              (k)                Cancellation of Control Shares. The Principal Shareholder will have surrendered 23,500,000 shares of Centrus Common Stock owned by him to Centrus for cancellation in consideration of payment by Centrus of $0.001 per share for an aggregate consideration of $23,500.00.

ARTICLE 7.
ADDITIONAL COVENANTS OF THE PARTIES

               7.1                Access and Investigation. Between the date of this Agreement and the Closing Date, Royal Mines, on the one hand, and Centrus, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

               7.2                Confidentiality. All information regarding the business of Royal Mines including, without limitation, financial information that Royal Mines provides to Centrus during Centrus’s due diligence investigation of Royal Mines will be kept in strict confidence by Centrus and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Centrus or disclosed to any third party (other than Centrus’s professional accounting and legal advisors) without the prior written consent of Royal Mines. If the Merger contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from the Royal Mines, Centrus will immediately return to Royal Mines any information received regarding Royal Mines’s business. Likewise, all information regarding the business of Centrus including, without limitation, financial information that Centrus provides to Royal Mines during its due diligence investigation of Centrus will be kept in strict confidence by Royal Mines and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Royal Mines or disclosed to any third party (other than Royal Mines’s professional accounting and legal advisors) without Centrus’s prior written consent. If the Merger contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Centrus, Royal Mines will immediately return to Centrus (or as directed by Centrus) any information received regarding Centrus’s business.

               7.3                Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

               7.4                Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Royal Mines will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Centrus) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Royal Mines, or any merger, consolidation, business combination, or similar transaction.

               7.5                Conduct of Royal Mines Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Centrus otherwise consents in writing, Royal Mines will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

               7.6                Certain Acts Prohibited - Royal Mines. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Royal Mines will not, without the prior written consent of Centrus:

                              (a)                amend its articles of incorporation, bylaws or other organizational documents;

                              (b)                incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Royal Mines, except as disclosed in a Schedule to this Agreement;

                              (c)                dispose of or contract to dispose of any Royal Mines property or assets except in the ordinary course of business consistent with past practice;

                              (d)                issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Royal Mines Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

                              (e)                (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Royal Mines Common Stock, or (ii) split, combine or reclassify any Royal Mines Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Royal Mines Common Stock; or

                              (f)                materially increase benefits or compensation expenses of Royal Mines, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

               7.7                Certain Acts Prohibited - Centrus. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Centrus will not, without the prior written consent of Royal Mines:

                              (a) amend its articles of incorporation, bylaws or other organizational documents;

                              (b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Centrus, except as disclosed in a Schedule to this Agreement;

                              (c) dispose of or contract to dispose of any Centrus property or assets except in the ordinary course of business consistent with past practice;

                              (d) issue or sell shares of Centrus Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than in the Centrus Private Placement;

                              (e) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Centrus Common Stock, or (ii) split, combine or reclassify any Centrus Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Centrus Common Stock; or

                              (f)                materially increase benefits or compensation expenses of Centrus, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

               7.8                Shareholders Meeting. As soon as is practical after execution of this Agreement, Royal Mines will prepare and deliver a Notice of Meeting in connection with the approval of the shareholders of Royal Mines of the Merger (the “Notice of Meeting”). Centrus will provide to Royal Mines all information relating to Centrus and Centrus Sub as reasonably required to prepare the Notice of Meeting in compliance with applicable corporate laws. Royal Mines will provide a copy of the Notice of Meeting to Centrus and its legal counsel for their review and comment prior to delivery to the shareholders of Royal Mines. Royal Mines will use its commercially reasonable efforts to finalize the Notice of Meeting and obtain the approval of the shareholders of Royal Mines to the Merger. Royal Mines will ensure the meeting is conducted in accordance with applicable laws.

               7.9                Public Announcements. Centrus and Royal Mines each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Merger contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

               7.10                Centrus Board of Directors. Immediately upon the Closing, the current director of Centrus will adopt resolutions appointing a new board of directors for Centrus consisting of William Charles Tao. Centrus will prepare and file a Schedule 14F information statement with the SEC as required under the Exchange Act in connection with the change of directors arising in connection with the completion of the Merger.

               7.11                Centrus Name Change. Centrus agrees that it will change its corporate name to “Royal Mines And Minerals Corp.”, which name change will be effected by merging the Centrus Sub into Centrus. If the Merger is not consummated for any reason, Centrus will not proceed with the change of its corporate name to “Royal Mines And Minerals Corp.” Royal Mines acknowledges that completion of the name change is not a condition precedent to completion of the Merger.

ARTICLE 8.
CLOSING

               8.1                Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Royal Mines or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Royal Mines and Centrus, provided such undertakings are satisfactory to each party’s respective legal counsel.

               8.2                Closing Deliveries of Royal Mines. At Closing, Royal Mines will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Centrus:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Royal Mines evidencing approval of this Agreement and the Merger;

(b)	the certificate and attached documents required by Section 6.1(d) of this Agreement;

(c)

a certificate of an officer of Royal Mines, dated as of Closing, certifying that (a) each covenant and obligation of Royal Mines has been complied with, and (b) each representation, warranty and covenant of Royal Mines is true and correct at the Closing as if made on and as of the Closing;

(d)	the Articles of Merger duly executed by Royal Mines and any other Royal Mines Merger Documents, each duly executed by Royal Mines, as required to give effect to the Merger;

(e)	a copy of the Minutes of the Shareholders Meeting agreeing to the Merger; and

(f)	the consent required by Section 6.2(n) of this Agreement.

               8.3            Closing Deliveries of Centrus. At Closing, Centrus will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Royal Mines:

(a)

copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Centrus and the shareholder and directors of Centrus Sub evidencing approval of this Agreement and the Merger;

(b)

a certificate of an officer of Centrus, dated as of Closing, certifying that (i) each covenant and obligation of Centrus has been complied with, and (ii) each representation, warranty and covenant of Centrus is true and correct at the Closing as if made on and as of the Closing;

(c)

a certificate of an officer of Centrus Sub, dated as of Closing, certifying that (i) each covenant and obligation of Centrus Sub has been complied with, and (ii) each representation, warranty and covenant of Centrus Sub is true and correct at the Closing as if made on and as of the Closing;

(d)	the certificate and attached documents required by Section 6.2(d) of this Agreement;

(e)	the Articles of Merger duly executed by Centrus Sub and any other Centrus Merger Documents, each duly executed by Centrus and Centrus Sub, as required to give effect to the Merger;

(f)	the resolution required by Section 6.2(n) of this Agreement;

(g)	evidence of payment for and the surrender of stock as required by Section 6.2(k) of this Agreement;

(h)	the minute books and all corporate records of Centrus; and

(i)	a list of all bank, trust, savings, checking or other accounts of Centrus.

ARTICLE 9.
TERMINATION

               9.1          Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

                              (a) mutual agreement of Centrus, Centrus Sub and Royal Mines;

                              (b)                Centrus, if there has been a breach by Royal Mines of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Royal Mines that is not cured, to the reasonable satisfaction of Centrus, within ten business days after notice of such breach is given by Centrus (except that no cure period will be provided for a breach by Royal Mines that by its nature cannot be cured);

                              (c)                Royal Mines, if there has been a breach by Centrus or the Principal Shareholder of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Centrus or the Principal Shareholder that is not cured by the breaching party, to the reasonable satisfaction of Royal Mines, within ten business days after notice of such breach is given by Royal Mines (except that no cure period will be provided for a breach by Centrus or the Principal Shareholder that by its nature cannot be cured);

                              (d)                Centrus or Royal Mines, if the Merger contemplated by this Agreement has not been consummated prior to December 31, 2007, unless the parties agree to extend such date; or

                              (e)                Centrus or Royal Mines if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Merger contemplated by this Agreement has become final and nonappealable.

               9.2                Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

ARTICLE 10.
INDEMNIFICATION; REMEDIES; SURVIVAL

               10.1                Certain Definitions. For the purposes of this Article 10, the terms “Loss” and “Losses” means any and all demands, claims, actions or causes of action, assessments, losses, damages. liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Centrus or Royal Mines including damages for lost profits or lost business opportunities.

               10.2                Agreement of Royal Mines to Indemnify. Royal Mines will indemnify, defend, and hold harmless Centrus and Centrus Sub, its respective officers, directors, shareholders, employees and affiliates from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Centrus and Centrus Sub by reason of, resulting from, based upon or arising out of:

                              (a)                the breach by Royal Mines of any representation or warranty of Royal Mines contained in or made pursuant to this Agreement, or certificate or instrument delivered pursuant to this Agreement;

                              (b)                the breach or partial breach by Royal Mines of any covenant or agreement of Royal Mines made in or pursuant to this Agreement, or other certificate or instrument delivered pursuant to this Agreement.

               10.3                Agreement of Centrus to Indemnify. Centrus and Centrus Sub will indemnify, defend, and hold harmless Royal Mines from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Royal Mines by reason of, resulting from, based upon or arising out of:

                              (a)                the breach by Centrus or Centrus Sub of any representation or warranty of Centrus or Centrus Sub contained in or made pursuant to this Agreement, any Centrus Merger Document or certificate or instrument delivered pursuant to this Agreement;

                              (b)                the breach or partial breach by Centrus or Centrus Sub of any covenant or agreement of Centrus or Centrus Sub made in or pursuant to this Agreement, or any Centrus Merger Document or other certificate or instrument delivered pursuant to this Agreement.

ARTICLE 11.
MISCELLANEOUS PROVISIONS

               11.1                Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until six (6) months after the Closing Date.

               11.2                Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

               11.3                Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

               11.4                Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Merger contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

               11.5                Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Merger Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

               11.6                Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Royal Mines:

ROYAL MINES INC.
2215 Lucerne Circle
Henderson, NV 89014
Attention: K. Ian Matheson, President

Telephone:	(702) 451-4981
Facsimile:	(702) 451-4939

If to Centrus:

CENTRUS VENTURES INC.
810 Peace Portal Drive, Suite 200
Blaine, WA 98230
Attention: Kevin B. Epp, President

Telephone:	(360) 318-3788
Facsimile:	(360) 392-6012
E-Mail:	kevin_epp@hotmail.com

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

               11.7                Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

               11.8                Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

               11.9                Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

               11.10                Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

               11.11                Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

               11.12                Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

               11.13                Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               11.14                Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

CENTRUS VENTURES INC.
a Nevada corporation by its authorized signatory:

/s/ Kevin B. Epp
_____________________________
Signature of Authorized Signatory

Kevin B. Epp
_____________________________
Name of Authorized Signatory

President and Chief Executive Officer
____________________________
Position of Authorized Signatory

ROYAL MINES INC.
a Nevada corporation by its authorized signatory:

/s/ K. Ian Matheson
_____________________________
Signature of Authorized Signatory

K. Ian Matheson
_____________________________
Name of Authorized Signatory

President, Secretary and Treasurer
____________________________
Position of Authorized Signatory

SIGNED, SEALED AND DELIVERED
BY KEVIN B. EPP in the presence of:

Signature of Witness
/s/ Kevin B. Epp

Name of Witness	KEVIN B. EPP

Address of Witness

ROYAL MINES ACQUISITION CORP.
a Nevada corporation by its authorized signatory:

/s/ Kevin B. Epp

Signature of Authorized Signatory

Kevin B. Epp

Name of Authorized Signatory

President, Secretary, Treasurer and Director

Position of Authorized Signatory

SCHEDULE 2.1
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

ARTICLES OF MERGER

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [   ]and attach an 81/2" x 11'' blank sheet containing the required information for each additional entity.

ROYAL MINES INC.

Name of merging entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

ROYAL MINES ACQUISITION CORP.

Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 1 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

	[ X ]	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

	[ ]	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)

Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [    ] and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

	(a)	Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 2 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

ROYAL MINES INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

ROYAL MINES ACQUISITION CORP.
Name of surviving entity, if applicable

 * Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 3 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 4 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6)	Location of Plan of Merger (check a or b):

	[ ]	(a) The entire plan of merger is attached;

or,

[ X ]	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective. date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 5 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box and attach an 8%'' x 1 1 '' blank sheet containing the required information for each additional entity.):

ROYAL MINES INC.
Name of merging entity

X	PRESIDENT
Signature	Title	Date
Name of merging entity

X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

ROYAL MINES ACQUISITION CORP.
Name of surviving entity

X	PRESIDENT
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 6 2007
Revised on: 01/01/07

SCHEDULE 2.9A
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

CERTIFICATE OF NON-U.S. SHAREHOLDER OF CENTRUS VENTURES INC.

In connection with the issuance of common stock ("Centrus Common Stock") of CENTRUS VENTURES INC., a Nevada corporation ("Centrus"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated September 24, 2007 among Centrus, Royal Mines Acquisition Corp. (“Centrus Sub”), a Nevada corporation, Royal Mines Inc. (“Royal Mines”), a Nevada corporation (the “Target”) and Kevin B. Epp, the undersigned hereby covenants, agrees, represents and warrants with and to Centrus, Centrus Sub and Royal Mines as follows, and acknowledges that Centrus, Centrus Sub and Royal Mines are relying on such covenants, representations and warranties in connection with the issuance of Centrus Common Stock to the undersigned as contemplated in the Agreement and Plan of Merger:

1.                is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.                the Centrus Common Stock is not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

3.                acknowledges and agrees not to engage in hedging transactions with regard to the Centrus Common Stock prior to the expiration of the one (1) year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the U.S. Securities Act;

4.                acknowledges and agrees that Centrus shall refuse to register any transfer of the Centrus Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

5.                understands and agrees that the Centrus Common Stock will bear the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Signature	Date

Print Name	Title (if Applicable)

Address	Number of Shares

SCHEDULE 2.9B
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

CERTIFICATE OF U.S. SHAREHOLDER OF CENTRUS VENTURES INC.

In connection with the issuance of common stock ("Centrus Common Stock") of CENTRUS VENTURES INC., a Nevada corporation ("Centrus"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated September 24, 2007 among Centrus, Royal Mines Acquisition Corp. (“Centrus Sub”), a Nevada corporation, Royal Mines Inc. (“Royal Mines”), a Nevada corporation (the “Target”) and Kevin B. Epp, the undersigned hereby covenants, agrees, represents and warrants with and to Centrus, Centrus Sub and Royal Mines as follows, and acknowledges that Centrus, Centrus Sub and Royal Mines are relying on such covenants, representations and warranties in connection with the issuance of Centrus Common Stock to the undersigned as contemplated in the Agreement and Plan of Merger:

1.             Acquired Entirely for Own Account.

               The undersigned represents and warrants that he, she or it is acquiring the Centrus Common Stock solely for the undersigned’s own account for investment and not with a view to or for sale or distribution of the Centrus Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Centrus Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Centrus Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned’s account only, and neither in whole nor in part for any other person or entity.

2.             Information Concerning Centrus.

               The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Centrus Common Stock, including but not limited to Centrus’s Form 10-KSB filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Centrus and an Information Statement in connection with the Merger (as such term is defined in the Amended and Restated Agreement and Plan of Merger) (the "Disclosure Documents"). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Centrus in response to all inquiries in respect thereof.

3.             Economic Risk and Suitability.

               The undersigned represents and warrants as follows:

               (a) the undersigned realizes that the Centrus Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned’s financial condition, to hold the Centrus Common Stock for an indefinite period of time;

               (b) the undersigned recognizes that there is no assurance of future profitable operations and that investment in Centrus involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Centrus Common Stock;

               (c) the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in Centrus for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned’s advisors have determined that the Centrus Common Stock is a suitable investment for the undersigned;

               (d) the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Centrus Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Centrus Common Stock;

               (e) the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Centrus Common Stock, or has a pre-existing personal or business relationship with Centrus or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Centrus or such other person;

               (f) the undersigned has carefully read the Disclosure Documents and Centrus has made available to the undersigned or the undersigned’s advisors all information and documents requested by the undersigned relating to investment in the Centrus Common Stock, and has provided answers to the undersigned’s satisfaction to all of the undersigned’s questions concerning Centrus;

               (g) if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Centrus Common Stock (or all of its equity owners are "accredited investors" as defined in Rule 501 of Regulation D); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

               (h) the undersigned understands that neither Centrus nor any of its officers or directors has any obligation to register the Centrus Common Stock under any federal or other applicable securities act or law;

               (i) the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Centrus Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

               (j) all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Centrus Common Stock, he, she or it will immediately provide such information to Centrus;

               (k) the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Centrus Common Stock; and

               (l) the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4.            Restricted Securities.

               The undersigned acknowledges that Centrus has hereby disclosed to the undersigned in writing that:

(a)

the shares of Centrus Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	Centrus will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.	Legends.

               The undersigned agrees that the share certificates representing the shares of Centrus Common Stock to be issued to him, her or it pursuant to the Amended and Restated Agreement and Plan of Merger will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

6.	Suitable Investor.

               The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501 of Regulation D.

7.	Understandings.

               The undersigned understands, acknowledges and agrees that:

               (a) no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Centrus Common Stock;

               (b) this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

               (c) the shares of Centrus Common Stock to be issued to the undersigned pursuant to the Amended and Restated Agreement and Plan of Merger will be "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Centrus Common Stock. It is understood that in order not to jeopardize this offering’s exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

               (d) the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Centrus Common Stock is acquired as if made on and as of such date; and

               (e) THE CENTRUS COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

Signature	Date

Print Name	Title (if Applicable)

Address	Number of Shares

SCHEDULE 3.3
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

ROYAL MINES OBLIGATIONS TO ISSUE SHARES

1.

Under the terms of option agreements dated January 10, 2007, Royal Mines is obligated to issue a total of 630,000 common shares to twelve individuals on January 10, 2012 as to 420,000 shares and on January 2017 as to 210,000 shares.

2.	Subject to conclusion of a formal agreement, Royal Mines will be required to issue 2,000,000 common shares in connection with the proposed acquisition described in Schedule 3.4.

SCHEDULE 3.4
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

PROPOSED ACQUISITION

Royal Mines has reached a verbal agreement in principle with Iron King Reclamation LLC (“IKR”) and its principal, Tom Lowe, for the processing of tailings on the Iron King Property located in Dewey-Humboldt, Arizona. Under the terms of the proposed agreement with IKR, the parties agreed to form a limited liability company for the purposes of processing the tailings. Royal Mines has caused Royal Reclamation And Mining LLC (“RRM”) to be formed for that purpose. IKR will contribute to RRM its rights to process the tailings located on the Iron King Property and its right to use buildings and other facilities on the Property and will expend up to $250,000 to upgrade those facilities. Royal Mines will grant a limited license to RRMI for the use of its regenerative thiourea stabilization technology to process the tailings for recovery of metals, including gold and silver. In addition, Royal Mines will issue 2,000,000 shares of its common stock to IKR or its nominee. RRMI will be owned 51% by Royal Mines and 49% by IKR and will be managed by Royal Mines.

The above is subject to conclusion of formal agreements currently being prepared by legal counsel. There is no assurance that formal agreements will be concluded or that the terms will not change from those described above.

SCHEDULE 3.9
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

ROYAL MINES FINANCIAL STATEMENTS

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEET

As of
April 30, 2007

ASSETS

Current assets
Cash and cash equivalents	$338,646
Loans receivable - related party (Note 2)	4,500
Prepaid expense	16,500
Total current assets	359,646

Property and equipment, net (Note 3)	291,667
Mineral properties (Note 4)	15,500
Intellectual property (Note 5)	200,000
Other assets	1,551
Total non-current assets	508,718

Total assets	$868,364

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable	$40,711
Accounts payable - related party (Note 6)	20,000
NVRM payable (Note 7)	277,683
Loans payable - related party (Note 8)	100,806
Share subscriptions received (Note 9)	505,114
Current portion of long-term debt (Note 10)	5,509
Total current liabilities	949,823

Long-term debt (Note 10)	4,808

Total liabilities	954,631

Commitments and contingencies (Note 11)

Stockholders' deficit (Note 12)
Common stock, $0.001 par value; 100,000,000 shares
authorized, 26,401,000 shares issued and outstanding	26,401
Preferred stock, $0.001 par value; 100,000,000 shares
authorized, zero shares issued and outstanding	-
Additional paid-in capital	579,600
Accumulated deficit during development stage	(692,268)
Total stockholders' deficit	(86,267)

Total liabilities and stockholders' deficit	$868,364

See Accompanying Notes to Financial Statements
2

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS

		For the Period	For the Period
		July 13, 2005	July 13, 2005
	For the Twelve	(Date of Inception)	(Date of Inception)
	Months Ended	Through	Through
	April 30, 2007	April 30, 2006	April 30, 2007

Revenue	$-	$-	$-

Operating expenses
Mineral exploration and evaluation expenses	438,371	121,558	559,929
General and administrative	164,765	52,760	217,525
Depreciation and amortization (Note 3)	8,333	-	8,333

Total operating expenses	611,469	174,318	785,787

Loss from operations	(611,469)	(174,318)	(785,787)

Other income (expense):
Other income	94,115	-	94,115
Interest expense, net	(414)	(182)	(596)

Total other income (expense)	93,701	(182)	93,519

Net loss	$(517,768)	$(174,500)	$(692,268)

Loss per common share - basic and diluted:
Net loss	$(0.06)	$(1,125.81)

Weighted average common shares outstanding -
Basic and diluted	8,586,852	155

See Accompanying Notes to Financial Statements
3

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' DEFICIT

				Accumulated
				Deficit During	Total
	Common Stock		Additional	Development	Stockholders'
	Shares	Amount	Paid-in Capital	Stage	Deficit

Balance, July 13, 2005	-	$-	$-	$-	$-

Issuance of common stock for cash,
$0.001 per share	1,000	1	-	-	1

Net loss	-	-	-	(174,500)	(174,500)

Balance, April 30, 2006	1,000	1	-	(174,500)	(174,499)

Issuance of common stock for cash,
$0.001 per share	12,500,000	12,500	-	-	12,500

Issuance of common stock for cash,
$0.01 per share	7,800,000	7,800	70,200	-	78,000

Issuance of common stock for
mineral property options
$0.01 per share	1,050,000	1,050	9,450	-	10,500

Issuance of common stock for cash,
$0.10 per share	1,250,000	1,250	123,750	-	125,000

Issuance of common stock for cash,
Reg. S - Private Placement,
$0.10 per share	1,800,000	1,800	178,200	-	180,000

Issuance of common stock in acquisition
of intellectual property and equipment
$0.10 per share	2,000,000	2,000	198,000	-	200,000

Net loss	-	-	-	(517,768)	(517,768)

Balance, April 30, 2007	26,401,000	$26,401	$579,600	$(692,268)	$(86,267)

See Accompanying Notes to Financial Statements
4

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS

		For the Period	For the Period
		July 13, 2005	July 13, 2005
	For the Twelve	(Date of Inception)	(Date of Inception)
	Months Ended	Through	Through
	April 30, 2007	April 30, 2006	April 30, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(517,768)	$(174,500)	$(692,268)
Adjustments to reconcile loss from operating
to net cash used in operating activities:
Depreciation and amortization	8,333	-	8,333
Changes in operating assets and liabilities:
Prepaid expenses	(16,500)	-	(16,500)
Loans receivable - related party	(4,105)	(395)	(4,500)
Accounts payable	40,711	-	40,711
Accounts payable - related party	20,000	-	20,000

Net cash used in operating activities	(469,329)	(174,895)	(644,224)

CASH FLOW FROM INVESTING ACTIVITIES
Cash paid on mineral property claims	(5,000)	-	(5,000)
Cash paid for other assets	-	(1,551)	(1,551)

Net cash used in investing activities	(5,000)	(1,551)	(6,551)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from stock issuance	383,499	1	383,500
Proceeds form subscriptions received	505,114	-	505,114
Proceeds from borrowings from related party	8,951	197,101	206,052
Payments on borrowings from related party	(105,246)		(105,246)

Net cash provided by financing activities	792,318	197,102	989,420

NET CHANGE IN CASH	317,989	20,656	338,645

CASH AT BEGINNING OF YEAR	20,656	-	-

CASH AT END OF PERIOD	$338,645	$20,656	$338,645

SUPPLEMENTAL INFORMATION

Interest Paid	$414	$182	$596
Income Taxes Paid	$-	$-	$-

SUPPLEMENTARY DISCLOSURE FOR NON-CASH
INVESTING AND FINANCING ACTIVITIES

Acquisition of intellectual property for stock	$200,000	$-	$200,000
Acquisition of mineral property for stock	$10,500	$-	$10,500
Acquisition of equipment for debt	$300,000	$-	$300,000
Long-term debt assumed in acquisition	$10,317	$-	$10,317

See Accompanying Notes to Financial Statements
5

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of Business – Royal Mines Inc., referred to as the “Company”, is considered an exploration stage company. The Company's primary objective is to bring into commercial production the Company’s mining assets by refining the extracted precious and base metals, and then generate revenues from sales of these refined metals to established commodity brokers. The Company has not yet realized any revenues from its primary objective.

History – The Company was incorporated on July 13, 2005 in the State of Nevada as Pass Technologies Inc. On April 14, 2006 Pass Technologies Inc changed its name to Liquid Commodaties Inc. On November 9, 2006 Liquid Commodaties changed its name to Royal Mines Inc. On January 28, 2007, the Company entered into mineral option agreements to acquire a 87.5% interest in twenty-four (24) mining claims, totaling 3,840 acres, located south of Searchlight, Nevada in the Piute Valley.

Going Concern - As of April 30, 2007, the Company incurred cumulative net losses of approximately $692,268 from operations and has negative working capital of ($590,177). The Company is still in the exploration stage, has not commenced its mining and metals extraction processing operations, raising substantial doubt about its ability to continue as a going concern.

The ability of the Company to continue as a going concern is dependent on the Company raising additional sources of capital and the successful execution of the Company’s strategic plan. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Basis of Presentation – These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States. The Company’s fiscal year-end is April 30.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - The Company considers all investments with an original maturity of three months or less to be a cash equivalent.

Mineral Rights – The Company capitalizes acquisition and option costs of mineral property rights. The amount capitalized represents the fair value at the time the mineral rights are acquired. The accumulated costs of acquisition for properties that are developed to the stage of commercial production will be amortized using the unit-of-production method.

Exploration Costs – Mineral exploration costs are expensed as incurred.

Property and Equipment - Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a

6

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Impairment of Long-Lived Assets – We review and evaluate our long-lived assets for impairment at least annually and also when events or changes in circumstances indicate the related carrying amounts may not be recoverable. Asset impairment is considered to exist if the total estimated future cash flows, on an undiscounted basis, are less than the carrying amount of the long-lived asset. An impairment loss is measured and recorded based on the discounted estimated future cash flows. Future cash flows are based on estimated quantities of recoverable minerals, expected gold and other commodity prices (considering current and historical prices, price trends and related factors), production levels and cash costs of production, capital and reclamation costs, all based on detailed engineering life-of-mine plans.

In estimating future cash flows, assets are grouped at the lowest levels for which there are identifiable cash flows that are largely independent of future cash flows from other asset groups. With the exception of other mine-related exploration potential and exploration potential in areas outside of the immediate mine-site, all assets at a particular operation are considered together for purposes of estimating future cash flows. In the case of mineral interests associated with other mine-related exploration potential and exploration potential in areas outside of the immediate mine-site, cash flows and fair values are individually evaluated based primarily on recent exploration results.

Various factors could impact our ability to achieve forecasted production schedules from proven and probably reserves. Additionally, commodity prices, capital expenditure requirements and reclamation costs could differ from the assumptions used in the cash flow models used to assess impairment. The ability to achieve the estimated quantities of recoverable minerals from exploration stage mineral interests involves further risks in addition to those factors applicable to mineral interests where proven and probable reserves have been identified, due to the lower level of confidence that the identified mineralized material can ultimately be mined economically. Material changes to any of these factors or assumptions discussed above could result in future impairment charges to operations.

Fair Value of Financial Instruments – Statement of Financial Accounting Standards (SFAS) No. 107, “Disclosure About Fair Value of Financial Instruments,” requires the Company to disclose, when reasonably attainable, the fair market value of its assets and liabilities which are deemed to be financial instruments. The carrying amounts and estimated fair value of the Company’s financial instruments approximate their fair value due to the short-term nature.

Revenue Recognition – Revenues are recognized during the period in which they are received. Costs and expenses are recognized during the period in which they are incurred.

Research and Development - All research and development expenditures during the period have been charged to operations.

Earnings (Loss) Per Share - The Company follows SFAS No. 128, “Earnings Per Share” and SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” which

7

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

establish standards for the computation, presentation and disclosure requirements for basic and diluted earnings per share for entities with publicly-held common shares and potential common stock issuances. Basic earnings (loss) per share are computed by dividing net income by the weighted average number of common shares outstanding. In computing diluted earnings per share, the weighted average number of shares outstanding is adjusted to reflect the effect of potentially dilutive securities, such as stock options and warrants. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income Taxes - The Company accounts for its income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Segment Information - The Company discloses segment information in accordance with SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” which uses a management approach to determine reportable segments. The Company operates under one segment.

Reclassification - Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation, with no effect on previously reported net loss.

Expenses of Offering - The Company accounts for specific incremental costs directly to a proposed or actual offering of securities as a direct charge against the gross proceeds of the offering.

Stock-Based Compensation –The Company accounts for stock based employee and director compensation arrangements in accordance with provisions of SFAS No. 123R, “Share Based Payment”. SFAS No. 123R requires companies to measure all employee stock based compensation awards using a fair value method and record such expense in their financial statements. The Company adopted SFAS No. 123R on a prospective basis on July 13, 2005.

Stock-based compensation arrangements for non-employees are recorded at fair value as the services are provided and the compensation earned.

New Accounting Pronouncements – In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB SFAS No. 115,” which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value, nor eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, “Fair Value Measurements,” and SFAS No. 107, “Disclosures about Fair Value of Financial Instruments.” SFAS No. 159 is effective for our fiscal year beginning after November 15, 2007. We are currently assessing the impact that the adoption of SFAS No. 159 will have on our financial statements.

8

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” SFAS No. 158 requires companies to recognize the over funded or under funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS No. 158 requires companies to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The Company adopted SFAS No. 158 effective for the fiscal year ending December 31, 2006. Adoption of this statement had no impact on the Company’s financial position or results of operations.

In September 2006, the FASB issued statement SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged. Any amounts recognized upon adoption as a cumulative effect adjustment will be recorded to the opening balance of retained earnings in the year of adoption. We have not yet determined the impact of this Statement on our financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB SFAS No. 109” (“FIN 48”), which clarifies the accounting and disclosure for uncertainty in tax positions. FIN 48 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company is currently in the process of evaluating the financial impact of this statement.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” which amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS No. 156 may be adopted as early as January 1, 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after September 15, 2006 (e.g., January 1, 2007, for calendar year-end entities). The intention of this statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting. Specifically, the FASB said SFAS No. 156 permits a service using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value. The Company does not expect the adoption of SFAS No. 156 to have a material impact on its financial position, results of operations or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments,” which amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments containing embedded derivatives. The Company does not expect the adoption of SFAS No. 155 to have a material impact on its financial position, results of operations or cash flows.

9

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

2.	LOANS RECEIVABLE-RELATED PARTY

Loan receivable – related party consists of the following:

As of
April 30, 2007
Loan receivable due from an officer of
the Company, bearing no interest,
unsecured and due on demand	$4,500

3.	PROPERTY AND EQUIPMENT

On April 2, 2007, the Company acquired certain processing, laboratory and office equipment in the Technology and Asset Purchase Agreement with Robert H. Gunnison and New Verde River Mining Co Inc. (See Note 5 for additional disclosure). Property and equipment consists of the following:

As of
April 30, 2007
Process, Lab and Office Equipment	$300,000
Less: Accumulated depreciation	8,333
$291,667

4.	MINERAL PROPERTIES

As of April 30, 2007, mineral properties totaling $15,500 consist of twenty-five (25) mining claims located south of Searchlight, Nevada in the Piute Valley. On January 28, 2007, the Company entered into mineral option agreements to acquire a 87.5% interest in twenty-four (24) mining claims with the issuance of 1,050,000 shares of the Company’s common stock on the date of signing of the option agreement and the provision that the Company issue an additional 420,000 and 210,000 shares on the fifth anniversary and tenth anniversary, respectively, of the signing of the option agreement. Each of the twenty-four mining claims is comprised of 160 acres. The transaction was valued at an agreed upon price of $10,500. Renewal fees of $3,000 on the twenty- four (24) mining claims will be capitalized annually.

On March 16, 2007 the Company entered into a lease agreement of property with one (1) mining claim, for a term of twenty years, for exploration and potential mining production on 20 acres in Searchlight, Nevada. The Company paid $5,000 upon execution of the agreement and will pay $4,000 annually thereafter. The Company will also pay an annual royalty equal to five (5) percent of the net profit from the mining production.

Mining claims are capitalized as tangible assets in accordance with Emerging Issues Task Force abstract 04-02. Upon completion of a bankable feasibility study, the claims will be amortized using the unit-of-production method over the life of the claim. If the Company does not continue with exploration after the completion of the feasibility study, the claims will be expensed at that time.

5.	INTELLECTUAL PROPERTY

On April 2, 2007 the Company entered into a Technology and Asset Purchase Agreement (“NVRM Agreement”) with Robert H. Gunnison and New Verde River Mining Co. Inc. (“NVRM”), whereby the Company acquired equipment and the technology for lixivation of metals from ore utilizing thiourea stabilization (“Intellectual Property”). The equipment and intellectual property were acquired with the issuance

10

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

of 2,000,000 shares of the Company’s $0.10 per share common stock and a future cash payment of $300,000, for a purchase price of $500,000. The cash payment will be paid as follows: (i) $175,000 on or before May 31, 2007; and (ii) the balance of $125,000, less any debt assumed and payables due to the Company, on or before January 31, 2008. The purchase price was allocated to the assets acquired and liabilities assumed based on their respective fair values at the date of acquisition. The intellectual property was valued at $200,000.

6.	ACCOUNTS PAYABLE - RELATED PARTY

As of April 30, 2007, accounts payable – related party consists of $20,000 due to two officers of the Company for consulting and administration fees.

7.	NVRM PAYABLE

As of April 30, 2007, NVRM payable consists of a $277,683 ($300,000 less $10,317 of debt assumed and $12,000 receivable due to the Company) payable to New Verde River Mining and Robert H. Gunnison pursuant to the NVRM Agreement noted above.

8.	LOANS PAYABLE – RELATED PARTY

As of April 30, 2007, loans payable to related parties totaling $100,806 consists of borrowings from officers and directors of the Company. The balances bear no interest, are unsecured and are due on demand.

9.	SHARE SUBSCRIPTIONS RECEIVED

As of April 30, 2007, the Company had received subscriptions for 2,020,456 shares of common stock for cash at $0.25 per share, aggregating $505,114.

10.	LONG-TERM DEBT

As of April 30, 2007, long-term debt consists of $10,317 in debt assumed in the NVRM Agreement for the financing of a John Deere loader. The balance bears interest at 4.9% and is secured by the loader. The current portion of long-term debt at April 30, 2007 is $5,509.

11.	COMMITMENTS AND CONTINGENCIES

Lease obligations – The Company has operating leases for its offices and plant facility. Future minimum lease payments under the operating leases for the facilities as of April 30, 2007 are as follows:

Fiscal year ending April 30, 2008	$ 82,800
Fiscal year ending April 30, 2009	$ 64,530
Fiscal year ending April 30, 2010	$ 64,616
Thereafter	$ 10,822

12.	STOCKHOLDERS’ DEFICIT

Common and Preferred Stock:

As of April 30, 2007, there were 26,401,000 shares of common stock outstanding and zero shares of preferred stock outstanding. Outstanding shares of common stock consist of the following:

	a)	On March 16, 2006, the Company issued 1,000 shares of common stock to one individual for cash at $0.001 per share.

11

ROYAL MINES INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

April 30, 2007

b)	On November 30, 2006, the Company issued 12,500,000 shares of common stock to three individuals for cash at $0.001 per share.

c)	On December 29, 2006, the Company issued 7,800,000 shares of common stock for cash at $0.01 per share.

d)	On January 10, 2007, the Company issued 1,050,000 shares of common stock for the purchase of 7/8ths interest in 24 minerals claims at $0.01 per share.

e)	On February 28, 2007, the Company issued 1,250,000 shares of common stock to three individuals for cash at $0.10 per share.

f)	On March 31, 2007, the Company issued 1,800,000 shares of common stock to four individuals for cash at $0.10 per share.

g)	On April 2, 2007, the Company issued 2,000,000 shares of common stock to one individual, in connection with the NVRM Agreement, for the purchase of intellectual property and equipment.

13.	SUBSEQUENT EVENTS – FINANCING (UNAUDITED)

On May 31, 2007, the Company closed a private placement offering for proceeds of $620,582, of which $505,114 was received and recorded as share subscriptions received as of April 30, 2007. The Company issued 2,482,326 shares of common stock, at $0.25 per share, to non-U.S. investors pursuant to Regulation S of the Securities Act of 1933.

On June 4, 2007, the Company closed a private placement offering for proceeds of $825,000 and issued 3,300,000 shares of common stock, at $0.25 per share, to accredited U.S. investors pursuant to Regulation D of the Securities Act of 1933.

12

SCHEDULE 3.10
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

LIABILITIES AND OBLIGATIONS OF ROYAL MINE

None.

SCHEDULE 3.14
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

EMPLOYMENT AND CONSULTING AGREEMENTS OF ROYAL MINES

1.	Employment Agreement dated April 2, 2007 with Robert H. Gunnison.

In addition, the Royal Mines has the following verbal employment/consulting agreements:

2.	WCT & Associates (for services of William Charles Tao) - $15,000 per month; start date 01/01/07.

3.	Pass Minerals Inc. (for services of K. Ian Matheson) - $8,000 per month from 10/1/05 until 4/30/06; then $5,000 per month. and

4.	Jason S. Mitchell - $12,000 per month from 3/1/07.

SCHEDULE 3.15
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

INTELLECTUAL PROPERTY OF ROYAL MINES

1.	Proprietary technology for lixivation of metals from ore utilizing thiourea stabilization acquired under agreement dated April 2, 2007 with New Verde River Mining Co., Inc. and Robert H. Gunnison.

SCHEDULE 3.16
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

REAL PROPERTY OF ROYAL MINES

1.	Lease Agreement dated June 6, 2007 with McKendry Enterprises, Inc., Profit Sharing Plan & Retirement Trust for lease of 2344 North 33rd Avenue, Maricopa, Arizona

2.

Lease of property agreement from Erline Y. Smith, Erline Y. Smith Trust and Lawana Hooper (the “Lessors”) for one patented mining claim in Searchlight, Nevada, for a term of twenty years. The claim is described as follows:

Parcel APN# 250-02-401-002 designated “Jupitor Lode”, US Patent Survey #2166.

“Enterprise Millsite” US Patent #2518, Searchlight Mining District.

Clark County Assessor Description PT SW4 SEC 02 29 63, designated 20.61 total acres.

3.	Lease of Office space/laboratory/storage - 8005 La Cienega, Las Vegas, NV 89123 - Monthly rent $1,800 - Lease Expires 5/30/08.

4.	Lease of Executive Suite - Corporate Headquarters - 2580 Anthem Village Dr., #112, Henderson, NV 89052 - Monthly payment: $630 plus $55 covered parking; Lease expires 4/30/08.

5.	Royal Mines hold options to acquire a 7/8th undivided interest in 24 mineral claims located in Clark County, Nevada as follows:

MINERAL CLAIM NAME	LOCATION	SECTION	TOWNSHIP / RANGE	SERIAL NUMBER
P.V. RED 21	NW 1/4	2	29S / 63E	924322
P.V. RED 22	NE	2	29S / 63E	924323
P.V. RED 23	SW	2	29S / 63E	924324
P.V. RED 24	SE	2	29S / 63E	924325
P.V. RED 31	NW	3	29S / 63E	925393
P.V. RED 32	NE	3	29S / 63E	925394
P.V. RED 33	SW	3	29S / 63E	925395
P.V. RED 34	SE	3	29S / 63E	925396
P.V. RED 111	NW	11	29S / 63E	924334
P.V. RED 112	NE	11	29S / 63E	924335
P.V. RED 113	SW	11	29S / 63E	924336
P.V. RED 114	SE	11	29S / 63E	924337
P.V. RED 141	NW	14	29S / 63E	924338
P.V. RED 142	NE	14	29S / 63E	924339
P.V. RED 143	SW	14	29S / 63E	924340
P.V. RED 144	SE	14	29S / 63E	924341
P.V. BRWN 71	NW	7	29S / 64E	924326
P.V. BRWN 73	SW	7	29S / 64E	924327
P.V. BRWN 181	NW	18	29S / 64E	924328
P.V. BRWN 182	NE	18	29S / 64E	924329
P.V. BRWN 183	SW	18	29S / 64E	924330
P.V. BRWN 184	SE	18	29S / 64E	924331
P.V. BRWN 191	NW	19	29S / 64E	924332
P.V. BRWN 192	NE	19	29S / 64E	924333

SCHEDULE 3.17
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CENTRUS VENTURES INC., ROYAL MINES INC.,
ROYAL MINES ACQUISITION CORP. AND KEVIN B. EPP

MATERIAL CONTRACTS OF ROYAL MINES

1.	Technology And Asset Purchase Agreement with Robert H. Gunnison and New Verde River Mining Co., Inc. dated April 2, 2007;

2.

Mineral Option Agreements dated January, 2007 with 12 claimholders to acquire a 87.5% interest in twenty-four (24) mining claims. Each of the twenty-four mining claims is comprised of 160 acres, aggregating 3,840 acres.

3.	The leases described in Schedule 3.16.

4.	The employment/consultant agreements described in Schedule 3.14.